UNIVEST

BANKING | INSURANCE | INVESTMENTS

Investor Presentation

November 7, 2017

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "believe, "anticipate," "expect," "intend," "plan," "goal," "target," "project" "may," "should" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, "Risk Factors" in our Form 10-K for the year ended December 31, 2016:

- Operating, legal and regulatory risks;
- Economic, political and competitive forces impacting various lines of business;
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to
- address them could be unsuccessful;
- Legislative, regulatory and accounting changes;
- Demand for our financial products and services in our market area;
- Volatility in interest rates;
- The quality and composition of our loan and investment portfolios;
- Timing of revenues and expenditures;
- Returns on investment decisions; and
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Serving nine counties in the Southeastern region of Pennsylvania and two counties in South Jersey
- Operating leverage and scale with $4.4 billion of bank assets, $3.5 billion of wealth AUM and $158 million of underwritten insurance premiums
- Customer base primarily consists of businesses, residents, municipalities and nonprofit organizations

Univest Primary Service Area

Nine counties in Southeastern PA
and two counties in Southern New Jersey


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Atlantic
Cape May

Recent Highlights

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating six transactions in the last five years; building franchise value across a diverse set of businesses
- Continued outstanding asset quality due to strong credit culture and experienced lending teams
- Closed Fox Chase Bancorp, Inc. acquisition on July 1, 2016
  - System conversion completed in September 2016
  - Cost saves of 45% were fully recognized in 1st Qtr. 2017
  - Retained all commercial lenders and relationship managers
- Lift-Out of BB&T team (formerly National Penn)– Lancaster County, PA
  - Team of twelve commercial lenders and relationship managers, majority hired 2nd Qtr. 2016
  - Focus on Agricultural and C&I lending
  - Opened four locations - Willow Street (August 2016), Strasburg (April 2017), Brownstown (June 2017) and Christiana (October 2017); with plans for one more location (Intercourse – Q2 2018)

Diversification Strategy

- Diversification from bank "only" to a financial services company began in 1999
  - Diversified businesses include wealth management, insurance, mortgage banking and equipment finance
  - Increased noninterest revenue to manage through credit and interest rate cycles
  - Noninterest revenue targeted at ~30% of total revenue for 2017
  - Disciplined acquisition criteria based on IRR and earn-back of TBV/Share dilution
  - Bank provides opportunity to cross-sell to customer base

Recent Initiatives

- Capitalizing on market disruption to recruit experienced sales personnel to drive organic revenue growth
- Developed and implemented new financial center model that is smaller in size and delivers consultative services augmented by technology
- Comprehensive mobile app (both iPhone and Droid) facilitates customer access anytime and anywhere
- Making investments in facilities and technology to improve customer access and experience
- Building strong foundation to support future growth and achieve operating leverage

Commercial Banking

- 66 lenders and relationship managers operating in three divisions established by geography
  - Delaware Valley: Bucks, Montgomery, Chester, Delaware and Philadelphia counties in Pennsylvania and Cape May and Atlantic counties in New Jersey.
  - Lancaster: Lancaster and Berks counties
  - Lehigh Valley: Lehigh and Northampton counties
- Average loan size
  - Commercial real estate - $453,000
  - C&I - $209,000
  - Tax-exempt - $2.2 million
- Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services
- Commercial banking loan growth of 9.9% since September 30, 2016

Commercial Loan Detail as of 9/30/2017



Tax-Exempt 8%
C&I 27%
Commercial Real Estate 65%
*includes $310.0 million of Residential Real Estate secured for Business Purposes

($2.8 Billion; represents 81.5% of total loans)

Consumer Banking

- 40 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement centers in Bucks and Montgomery counties
- Proactively addressed continued reduction in transactional volume by closing twelve financial centers since September 2015; Reinvesting savings to cover our operating footprint
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Univest Financial Center Locations


Hamilton Crossings
Bethlehem
Milford
Quakertown
East Greenville
Perkasie
Plumsteadville
Lahaska
Greenlane
Telford
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Schwenksville
Line Lexington
Lansdale
Skippack
Montgomeryville
Newtown
Warminster
Richboro
Hatboro
Collegeville
Blue Bell
Willow Grove
Bensalem
Chestnut Hill
Northeast Philadelphia
Mt. Airy
LANCASTER COUNTY
Willow Street
Strasburg
Brownstown
Christiana
Intercourse
West Chester
Fairmount
University City
South Philadelphia
NEW JERSEY
Ocean City, Cape May County

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Mortgage Banking

- 33 Home Loan Consultants operating in Southeastern PA
  - Centralized underwriting and closing
- Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA, VA and USDA loans sold to correspondents servicing released
  - Portfolio primarily non-conforming
- $995 million in loans serviced for others as of September 30, 2017
- Residential mortgages on balance sheet of $494 million or 14.2% of total loans as of September 30, 2017
- Residential mortgage portfolio growth of 11.4% since September 30, 2016



Residential Mortgage Originations
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010
2011
2012
2013
2014
2015
2016
2017
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of and for years ended December 31
except 2017 which is as of and for the period ended September 30

Univest Capital, Inc.

- Equipment financing business with $124 million in lease receivables as of September 30, 2017
  - Average lease size $23,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$145,000
$125,000
$105,000
$85,000
$65,000
$45,000
$25,000
$'s (000)
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield
2010
2011
2012
2013
2014
2015
2016
2017
Commercial
Government
Purchased
Yield

Chart data as of and for years ended December 31
except 2017 which is as of and for the period ended September 30

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions
- $3.5 billion in assets under management/ supervision at September 30, 2017
- 2017 year-to-date revenue growth of 19.4% for wealth management compared to the same period in 2016



Assets Under Management
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
RIA
Broker/Dealer
Trust

Chart data as of December 31 except 2017 which is as of September 30

Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Latest acquisition was Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premiums of $158 million as of September 30, 2017
- 2017 year-to-date revenue growth of 6.0% compared to the same period in 2016 (excluding contingency revenue)



Written Premiums
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Commercial
Personal
Employee Benefits

Chart data as of December 31 except 2017 which is as of September 30

Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares, Univest is one of the four largest community focused financial institutions remaining headquartered in the Philadelphia market (Bryn Mawr Trust, WSFS and Beneficial). Only one of the four primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia
- Of these nine counties, the Univest financial center network is present in six: Bucks, Montgomery, Philadelphia Chester, Lancaster and Lehigh (Northampton County in December 2017)

Market Share (June 30, 2017)

Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	5th	15	$2.0B	6.74%
Bucks County	8th	12	$819M	4.53%
Philadelphia County	13th	6	$440M	0.88%

Executive Leadership Team

Name	Age	Tenure (yrs.) with Univest	Title
Jeffrey M. Schweitzer	44	10	President and CEO, Univest Corporation of PA
Michael S. Keim	50	8	President, Univest Bank and Trust Co.
Roger S. Deacon	54	1	Senior Executive Vice President, Chief Financial Officer (Former Fox Chase Chief Financial Officer for nine years)
Duane J. Brobst	64	23	Senior Executive Vice President, Chief Risk Officer
Philip C. Jackson	68	12	President, Commercial Banking, Lehigh Valley Division
Michael S. Fitzgerald	54	1	President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief Lending Officer for seven years)
Thomas J. Jordan	50	1	President, Commercial Banking, Lancaster Division
Kevin B. Norris	59	3	President, Wealth Management and Univest Investments, Inc.
Hugh W. Connelly	52	11	President, Business Banking and Univest Capital, Inc.
Ronald R. Flaherty	50	8	President, Univest Insurance, Inc.
Louis P. Spinelli	66	7	President, Consumer Banking
Eric W. Conner	46	11	Executive Vice President and Chief Information Officer
M. Theresa Schwartzer	47	14	Executive Vice President and Director of Human Resources
Annette D. Szygiel	54	14	Executive Vice President and Chief Experience Officer
Megan D. Santana	42	1	Executive Vice President, General Counsel

2017 Strategy

- No Bank acquisitions – provides for clean, stable earnings
- Focus primarily on Commercial Loan organic growth (9 - 10%);
  - Core Univest plus Fox Chase team (7 - 8%)
  - Lancaster team (2 - 3%)
- Operational Leverage – Reduce efficiency ratio
- Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions
- Multi prong approach to deposits:
  - Municipalities, Counties and Authorities
  - Commercial customers
  - Retail promotions
  - Brokered

3rd Quarter 2017 Results

- QTD Earnings of $11.2 million or $0.42 per share QTD
  2017 YTD Earnings of $33.8 million or $1.27 per share YTD
  - YTD period includes $899 thousand of BOLI death benefit income ($0.03 per share)
  - Earnings transparency with no acquisition and integration costs
- YTD Loan growth of 8.2% (annualized) and Deposit growth of 10.7% (annualized)
- YTD ROA of 1.05%
- YTD Efficiency Ratio of 61.8% (improved operating leverage)
- QTD Net Interest Margin, excluding purchase accounting, increased to 3.69% from 3.61% in 4th quarter 2016 (slightly asset sensitive)
- NPA to Total Assets of 0.70% (continued strong credit) with significant reduction (39%) in criticized and classified commercial loans
- YTD Average Loan to Deposit Ratio of 100.5%
- Tangible Equity to Tangible Assets of 8.22% at September 30, 2017
- Reported tangible book value per share increased $0.93 from December 31, 2016 to $13.06 at September 30, 2017

Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams
- Ability to scale and obtain operating leverage
- ROA exceeds 1.00% in 2014, 2015 and 1st 3 quarters of 2017 (excluding integration, acquisition related and restructuring charges)
- Dividend Yield of 2.70% (1)
- Attractive valuation –
  - 15.4X Projected 2018 EPS (1)

(1) Based on price of $29.59 (represents avg. price from 10/26/2017 to 11/1/2017); and analyst average consensus of $1.92 EPS for 2018 (KBW analyst projection of $1.95, Piper analyst projection of $1.85 and Sandler analyst projection of $1.96)

Summary Financial Highlights

Summary Financial Highlights


Assets
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Net Loans & Leases
Total Investment Securities
Other Assets
Cash and Due from Banks

Chart data as of December 31 except 2017 which is as of September 30

Summary Financial Highlights


Loan & Lease Detail at September 30, 2017
Loans to Individuals 0.8%
Lease Financings 3.6%
Commercial, financial and agricultural 24.6%
Real Estate - Residential 14.2%
*includes Residential Real Estate secured for Business Purposes
Commercial Real Estate 56.8%

($3.5 Billion at September 30, 2017)


Investment Portfolio at September 30, 2017
Municipal Bonds 18.2%
US Agencies 5.4%
Corporate Bonds 25.8%
MBS/CMO 48.9%
Equities 0.2%
Money Market 1.5%

($444 Million at September 30, 2017)

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Summary Financial Highlights



Liabilities
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
Interest-bearing Deposits
Borrowings
Noninterest-bearing Deposits
Other Liabilities



Deposit Detail
$3,750,000
$3,000,000
$2,250,000
$1,500,000
$750,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

Chart data as of December 31 except 2017 which is as of September 30

Asset Quality


Nonperforming Assets
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Net Charge-offs / Average Loans and Leases
2010
2011
2012
2013
2014
2015
2016
2017
Other Real Estate Owned
Troubled Debt Restructured Loans and Leases
Nonaccrual & 90+ Past Due Loans and Leases
Ratio of net charge-offs to average loans and leases


Nonaccrual Loans and Leases
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
ALLL / non-accrual Loans and Leases
2010
2011
2012
2013
2014
2015
2016
2017
Nonaccrual Loans and Leases
ALLL / nonaccrual loans and leases

Note: Decrease in ALLL/non-accrual loans and leases from 2015 to 2016 primarily driven by purchase credit impaired loans acquired from Fox Chase Bank. In accordance with US GAAP, these loans were marked to fair value and do not have an associated ALLL, at 9/30/17.

Chart data as of December 31 except 2017 which is as of September 30

Capital Ratios & Requirements


Univest Corporation of Pennsylvania (Parent)
15.0%
10.0%
5.0%
0.0%
12.47%
10.50%
9.51%
8.50%
8.74%
5.00%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Corp of PA (9/30/17)
Required Capital Ratio in 2019 after full Basel III phase-in


Univest Bank & Trust, Co. (Bank)
15.0%
10.0%
5.0%
0.0%
10.32%
5.00%
11.23%
8.50%
11.78%
10.50%
Tier 1 (Leverage)
Tier 1 (Common/RBC)
Total (RBC)
Univest Bank & Trust (9/30/17)
Required Capital Ratio in 2019 after full Basel III phase-in

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

UNIVEST

BANKING | INSURANCE | INVESTMENTS

univest.net